SECOND AMENDMENT TO
INVESTMENT AGREEMENT

This Second Amendment to Investment Agreement (“Amendment”) is made as of the 25th  day of February, 2011 by and between Desert Hawk Gold Corp., a Nevada corporation (the “Company”), and DMRJ Group I LLC, a Delaware limited liability company (the “Investor”).

BACKGROUND

A.           The Company and the Investor are parties to a certain Investment Agreement, dated as of July 14, 2010, as amended by that certain Amendment and Waiver dated as of November 8, 2010 (as further modified or amended from time to time, the “Investment Agreement”) pursuant to which, among other things, Investor has made available to the Company a senior secured term loan credit facility of up to $6,500,000.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Investment Agreement.

B.           The Company has made good faith efforts to obtain the Environmental Permits and Mining Permits necessary to engage in and conduct the Kiewit Mining Activities and has informed the Investor of the status of the permit applications on a continuous basis but the Company has been unsuccessful in obtaining such permits and as such the Company has not satisfied the Kiewit Milestones.

C.           The parties acknowledge that as of the date hereof, the Kiewit Milestones have not been achieved and no Kiewit Advances contemplated by Section 2.01(iv) have been made by the Investor to the Company.

D.           The parties now wish to amend the Investment Agreement to permit the Company to receive a Term Loan Advance notwithstanding that it has not satisfied the conditions for a Kiewit Advance

NOW, THEREFORE, with the foregoing Background incorporated by reference herein and made a part hereof, and in consideration of the premises and other good and valuable consideration, the receipt to which is hereby acknowledged, and pursuant to the provisions of Section 9.01 of the Investment Agreement, the parties hereby agree as follows:

1.           Amendments.

(a)           Upon the terms and conditions contained herein, the Company shall be permitted to request, and upon the delivery of a duly completed Borrowing Notice to the Investor in connection herewith, the Investor shall make, a Term Loan Advance in the aggregate principal amount of $125,000 on the date of this Amendment without satisfying the provisos contained in clauses (ii) and (iv) in the first sentence of Section 2.01 (the “February Term Loan Advance”).  The February Term Loan Advance shall reduce the funds available under Section 2.01(iv) to $2,625,000.    The February Term Loan Advance shall not be deemed to be Kiewit Advance and as such the provision of Sections 2.02(vi), 2.05(b) 2.09, and 3.02(d) shall not apply to the February Term Loan Advance.

(b)           Notwithstanding the provisions of Section 2.03(a)(ii) and provided that the Investor agrees to convert the Term Loan Advances into preferred shares of the Company pursuant to a separate conversion agreement, no Payment Date Interest shall be required to be paid in connection with the February Term Loan Advance.

(c)           The net proceeds from the February Term Loan Advance shall be used by the Company for working capital and ordinary course general corporate purposes not inconsistent with or prohibited by any covenant in the Transaction Documents.

2.           Representations and Warranties.  Company represents and warrants to Investor that:

(a)           All warranties and representations made to the Investors under the Investment Agreement and the Transaction Documents are true and correct as to the date hereof unless they specifically relate to an earlier date in which case they shall be true and correct as of such date, other than as set forth on the disclosure schedules (the “Updated Disclosure Schedules”) attached hereto (the numbers of which shall correspond to the numbers of the disclosure schedules to the Investment Agreement)

(b)           The Company has the requisite corporate power and authority to enter into and perform this Amendment in accordance with the terms hereof.  The execution, delivery and performance of this Amendment by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, no further consent or authorization of the Company, its Board of Directors, stockholders or any other third party is required.  When executed and delivered by the Company, this Amendment shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application

(c)           The execution by the Company and delivery to the Investor of this Amendment (i) is not and will not be in contravention of any order of any court or other agency of government, any law or any other indenture or agreement to which the Company is a party or the organizational documents of the Company (ii) is not or will not be in conflict with, or result in a breach of, or constitute (with due notice and/or passage of time) a default under any such indenture, agreement or undertaking, and (iii) will not result in the imposition of any lien, charge, encumbrance of any nature on any property of the Company

(d)           No Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment.

3.           Effectiveness Conditions.  This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Investor and Investor’s counsel):

(a)           Execution and delivery by Company to Investor of this Amendment;

(b)           Execution and delivery by the Company to the Investor of a duly completed Borrowing Notice.

(c)           Delivery by Company to Investor of a secretary’s certificate, dated as of the date hereof, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Articles of Incorporation, (iii) the Bylaws, each as in effect as of the date hereof, and (iv) the authority and incumbency of the officers of the Company executing this Amendment and any other documents required to be executed or delivered in connection therewith;

(d)           Execution and/or delivery by Company of all agreements, instruments and documents requested by Investor to effectuate and implement the terms hereof and the Transaction Documents.

4.           Expenses.  The Company shall pay any and all costs, fees and expenses of Investor (including without limitation, attorneys’ fees) in connection with this Amendment and the transaction contemplated hereby.

5.           No Waiver.  The Investor reserves all of its rights and remedies arising with respect to any and all defaults or events of defaults under the Transaction Documents that may be in existence on the date hereof, regardless of whether such defaults or events of default have been identified, or which may occur in the future.  The Investor has not modified, is not waiving and has not agreed to forbear in the exercise of, any of its present or future rights and remedies.  No action taken or claimed to be taken by the Investor will constitute such a waiver, modification or agreement to forbear.

6.           Ratification of Investment Documents.  Except as expressly set forth herein, all of the terms and conditions of the Investment Agreement and Transaction Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.  All references to the Investment Agreement shall mean the Investment Agreement as modified by this Amendment.

7.           Confirmation of Indebtedness.   The Company confirms and acknowledges that as of the date hereof, the Company was indebted to Investor without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal and interest in the amount of $3,529,415, plus all fees, costs and expenses incurred to date in connection with the Investment Agreement and the other Transaction Documents.

8.           Collateral.  Company hereby confirms and agrees that all security interests and liens granted to Investor pursuant to the Transaction Documents continue in full force and effect and shall continue to secure the Obligations (as defined in the Security Agreement), including all liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, under the Note and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Investor as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

9.           Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Amendment shall not be interpreted or construed with any presumption against the party causing this Amendment to be drafted.

10.           Signatories:  Each individual signatory hereto represents and warrants that he or she is duly authorized to execute this Amendment on behalf of his or her principal and that he or she executes the Amendment in such capacity and not as a party.

11.           Duplicate Originals:  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.  This Amendment may be executed in counterparts, all of which counterparts taken together shall constitute one completed fully executed document.  Signature by facsimile or PDF shall bind the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

Company:	DESERT HAWK GOLD CORP By: /s/Rick Havenstrite Name: Rick Havenstrite Title: President

Investor:	DMRJ GROUP I LLC By: /s/ Daniel Small Name: Daniel Small Title: Managing Director

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